Exhibit 99.2

Second Quarter 2013 Earnings Results July 23, 2013 POLARIS INDUSTRIESINC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2013 sales, shipments, margins, net income and cash flow are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forwardlooking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2012 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.

Scott Wine Chairman & CEO Second Quarter 2013 Earnings Results July 23, 2013 POLARIS INDUSTRIES INC.

$69.8 $80.0 Q2 2012 Q2 2013 +15% Q2 2013 Sales and Net Income Record 2nd Quarter Sales and Net Income ORV Sales remained strong +7%; PG&A up 33% International Sales up 22%, includes sales of Aixam Mega EMEA (excluding Aixam) flat in tough economic environment Earnings per Share up 15% to $1.13 Gross Profit Margin up 120 bps Net Income Margin up 30 bps to 9.5% 4 Q2-2013 $755.4 $844.8 Q2 2012 Q2 2013 +12% Another Solid Quarter Q2 Net Income (in millions) Q2 Sales (in millions) 4

North American Retail Sales growth and market share gains expected to continue PG&A expected to grow 27% to 30% with Klim acquisition International Sales projected to increase about 20% with acquisitions Aixam Mega integration has begun Net Income projected up 18% to 20% Net Income Margin expectations slightly over 10% for full year Projected to achieve Long-term Net Income Margin goal of >10% 5 Q2-2013 $3,210 2012 Actual FY 2013 Guidance $4.40 2012 Actual FY 2013 Guidance 2013 Sales & EPS Guidance Reflects Another Record Year Diluted EPS Total Company Sales (in millions) Up 13% to 15% $3,625 to $3,700 Up 18% to 20% $5.20 to $5.30 5

#2 Heavyweight Brand; Highly Complimentary with Indian Victory Motorcycles - 15 Years 2012 Cycle World Victory Judge™ “Honorable Mention” 1998 Victory V92C Cruiser of the Year 2003 VICTORY VEGAS Best Cruiser Bike of the Year Cruising Rider Magazine Best Cruiser Motorcyclist Magazine 2008 Victory Vision Motorcycle of the Year Motorcycle Cruiser Magazine 2010 15th Anniversary Cross Country Tour® Limited-Edition Motorcycle 6 Q2-2013

Unveiling August 3rd in Sturgis, South Dakota Indian Motorcycle Re-launch Has Arrived In American Motorcycles 7 Q2-2013

POLARIS

Polaris Strategic Objectives

3-5 Year Objectives	Q2 2013 Progress
Best in Powersports PLUS *5-8% annual growth*	ORV gained market share again Dealer inventories lower sequentially PG&A grew 33%; Klim solid start
Growth through Adjacencies *$1B - $2B from acquisitions and new markets*	Shipments began for Brutus to both channels Aixam Mega acquisition completed Polaris Defense BD efforts accelerating
Global Market Leadership *>33% of Polaris revenue*	International sales up 22% in Q2 Gained market share in ORV & Motorcycles again Eicher JV progressing well
Operations is Competitive Advantage *Op Ex drives > 200 bps operating margin improvement*	Monterrey plant generating expected savings Poland plant construction on track Spirit Lake plant ready for Indian production
Strong Financial Performance *Sustainable, profitable growth* *Net income margin >10%*	Sales up 12% Net Income up 15% / EPS up 15% Net Income Margin up 30 bps to 9.5%

Strategy is Working

Q2-2013 8

Bennett Morgan President & COO Second Quarter 2013 Earnings Results July 23, 2013 POLARIS INDUSTRIES INC.

N.A. Retail and Dealer Inventory

Best in Powersports Plus

Dealer Inventory



Units
2013
2012
2011
2010
2009
2008
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

Dealer Inventory Change



June 2012 Inventory
-4%
Existing ORV Models
+14%
New ORV Segments
+2%
New Motorcycle Segments & RFM
-2%
Snowmobiles
+3%
New Distribution
+13%
June 2013 Inventory

- **Polaris N.A. retail sales improved to +11% in Q2; YTD now +9%**
  - N.A. Powersports industry retail sales were up in Q2
- **Polaris Q2 N.A. dealer inventory up 13% vs. 2012, down sequentially**
- **Q2 ORV Dealer Inventory up mid-teens % vs. 2012 driven by an increase in SxS**
  - 3 new market segments driving retail and inventory growth
- **Motorcycles dealer inventory up vs. 2012**
  - 70 new dealers and RFM program has filled previous stockout positions
  - RFM delivery performance excellent <14 days. Working to optimize RFM business model performance
- **Snowmobile inventory down vs. 2012**

Polaris N.A. Retail Sales and Dealer Inventory Improved

Q2-2013 10

11 Q2-2013 N.A. ORV Retail Sales Q2 2013 Polaris ORV Sales ($ in millions) Continuing to Grow Sales and Market Share #1 in ORV – Share expansion in SxS and ATVs in N.A. Polaris retail up in Q2 against tough comparisons Q2 2013 retail sales for ORV were up low-double digits % and core ATVs were up mid-single digits % Both Ranger and RZR segments grew in Q2 Strong MY’14 new product introductions coming Off-Road Vehicles Up 8% - 10% +7% $619.2 +22% $2,226 $581.1 Up mid-single digits% Up low-double digits % SxS SxS ATV ATV FY 2012 FY 2013 Guidance Q2 2013 RZR® XP 900 EPS MY13 RANGER XP® 900 11

POLARIS

Growth Through Adjacencies

Polaris Commercial – Bobcat UTV / BRUTUS

- **Over 400 Polaris Commercial dealers**
- **Strong initial dealer orders for Brutus + attachments**
  - *Pipeline fill will continue into Q3*
- **2H focus on retail, training & dealer development**
  - *Expect slower retail ramp due to customer purchase process*
- **Sales to Bobcat increased driven by new co-developed product shipments**

Sales


FY 2011 Actual
FY 2012 Actual
FY 2013 Expectations

BRUTUS



BRUTUS HD PTO

Polaris Defense

- **Q2 + YTD revenue challenging due to uncertain Defense environment**
- **Department of Defense budget approved on April 1, orders improving – positive for 2H13**
- **International sales expected to continue to be strong after a solid Q2**
  - *MRZR selling across globe to multiple customers*

Sales


FY 2011 Actual
FY 2012 Actual
FY 2013 Expectations

POLARIS DEFENSE



MV850
With Terrain Armor™ tires

Sales Expected to Accelerate

Q2-2013 12

POLARIS

Best in Powersports Plus

VICTORY Indian | Motorcycles

Q2 2013

- Polaris Q2 and YTD sales down due to timing of RFM segment stocking vs. annual order + ship model
- Victory Q2 N.A. retail up low single digits %; share about flat
  - *Tougher Victory retail environment, increased competitive activity & unfavorable weather*
- Industry N.A. retail sales increased low single digits %
- Victory MY14 product news coming in 2H 2013
- Less than two weeks and counting to Indian launch - excitement building



VICTORY
MOTORCYCLES
USA

Polaris Motorcycle Sales (in millions)



$53.1
-6%
$49.9
+46%
$195.8
Up 15% - 20%
Q2 2012
Q2 2013
FY 2012
FY 2013 Guidance

Q2 2013 N.A. Motorcycle Industry 1400cc+



Up low single digits %
Up low single digits %
Industry
Polaris

Victory + Indian = A Growing Motorcycle Business

Q2-2013 13

POLARIS

Best in Powersports Plus

Small Vehicles

Q2 2013

Completed Aixam Mega acquisition – Q2 on plan

Gained share in Q2

Synergies identified and initiated

GEM & Goupil increased sales in Q2

Goupil orders up 30+ % in Q2

GEM retail sales up 50+ % in Q2

B2B customer focus improving

Small Vehicle portfolio gaining scale

Polaris Small Vehicles Sales (in millions)


190%
$33.7*
Well over 100%
$11.6
+268%
$44.4
Q2 2012
Q2 2013
FY 2012
FY 2013
Guidance

** Includes Aixam Mega*

Small Vehicle brands



GEM e2®



Goupil G3 Canvas Van



Aixam City



Mega e-Worker Tipper

Small Vehicle Business Gaining Foothold

Q2-2013 14

FY 2012 FY 2013 Guidance Best in Powersports Plus 15 Q2-2013 Polaris PG&A Sales ($ in millions) Q2 2013 PG&A Produced Strong Q2 Results Record Q2 sales; up 33% vs. Q2 2012 ORV growth up 25% Motorcycles up 71% - includes Klim in 2013 Snow up 58% - includes Klim in 2013 All categories and regions increased sales vs. Q2 KLIM integration and Q2 sales positive New distribution center in Ohio expected to open Q3 Introducing over 300 new MY14 accessories plus an expanded apparel line-up 48% Parts 49% Apparel 3% Q2 2012 Q2 2013 +33% $133.5 +13% $460.8 $100.7 PG&AUp 27% to 30% Accessories Q2 2013 Sales by Category Q2 2013 Sales by Product Line Glass Windshield LOCK & RIDE® CARGO BOX Assorted Accessories for ORV Soft Top Motorcycles 10% Small Vehicles 5% Snow 5% Other 5%  15

Q2-2013 2013 Objectives Gaining Share in Challenging Economic Environment ORV 53% Small Vehicles 21% PG&A 17% Q2 2012 Q2 2013 FY 2012 FY 2013 Guidance Up about 20%* +22% 135.5* +9% $460.6 $111.5 Europe 75% Latin America 5% Asia 3% Aus / NZ 14% ME / Africa 3% * Includes Aixam Mega Polaris International Sales (in millions) International Q2 2013 Sales Growth EMEA +29%* ASIA PACIFIC -4% Status Update LATIN AMERICA +17% Snow 1% EMEA sales up driven by market share gains in every business – remain #1 share leader Polaris Eicher JV on track – broke ground on new plant in Jaipur, India New Manufacturing facility in Opole, Poland expected to be operational 2H 2014 Australian market weak Q2 2013 Sales by Geography & Product International Sales 16 Motorcycles 8%

Gross margins increased 120 bps in Q2 2013 Net income margin increased 30 bps to 9.5% LEAN initiatives driving productivity gains; +5% in Q2 Factory inventory up 20% vs. Q2 2012 due to product mix and acquisitions Capital projects on track – Wyoming, MN R&D Center expansion complete 17 Q2-2013 +90 bps 28.8% 28.7% +120 bps 29.9% Q2 2012 Q2 2013 FY 2012 FY 2013 Guidance Q2 2012 Gross Margin Operating Expense Financial Services Income Taxes Other Income/ Expense Q2 2013 9.2% +1.2% -1.2% +0.3% -0.1% +0.1% 9.5% Operational Excellence Initiatives continue to Add Value Net Income as a Percent of Sales Gross Margins Q2 2013 Margins Increase Up to +50 bps Research and Development Expansion in Wyoming, MN 17

Mike Malone V.P Finance & CFO Second Quarter 2013 Earnings Results July 23, 2013 POLARIS INDUSTRIES INC.

Continued Strong Financial Performance 2013 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up 8% to 10% Motorcycles Up 15% to 20% Small Vehicles Well over 100% Snowmobiles Up low single digits % PG&A Up 27% to 30% International Up about 20%, incl. Aixam Total Company Sales Up 13% to 15% Gross Margins Expand up to 50 bps Operating Expenses About flat as a percent of sales Income Taxes 33.0% to 33.5% of pretax income Net Income Up 18% to 20% EPS, Diluted $5.20 - $5.30 (+18% to 20%) Share Count Approximately flat Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed N/A N/A 19 Q2-2013

2013 Gross Margin Guidance METRIC Actual Q2 2012 Actual Q2 2013 2013 Full Year Guidance Prior Period 29.2% 28.7% 28.8% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Mfg. realignment projects, net Warranty costs Tooling amortization Sales promotional costs Current period 28.7% 29.9% Up to 29.3% Change -50 bps +120 bps Up to 50 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % 20 Q2-2013

Balance Sheet & Liquidity Profile Solid Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) First Half 2013 Fav / (UnFav) First Half 2012 2013 Full Year Guidance Cash $217.7 ($71.6) Decrease due to funded acquisition Debt $107.6 Flat Unchanged Credit Facility $350.0 Flat Unchanged Factory Inventory $428.6 ($70.7) Increase similar % with sales Capital Expenditures $93.7 ($52.1) About $200 million Depreciation & Amortization $39.3 ($6.6) Increase about 20% from 2012 Operating cash flow $103.5 $25.1 Increase low-double digits % from 2012 Dividend $0.84 per share $0.10 per share Increase over 2012 by 14% Polaris Acceptance Receivables $712.8 ($133.7) Increased Retail Credit – Approval Rate – Penetration Rate 59% 34% -1% -1% Stable 21 Q2-2013

Scott Wine Chairman & CEO Second Quarter 2013 Earnings Results July 23, 2013 POLARIS INDUSTRIES INC.

2nd Half Growth is Expected to Accelerate Closing Comments 1st half results solid – 2nd half will benefit from MY’14 introductions Unprecedented new product launch Investments in infrastructure to meet current and future demand Roseau, Spirit Lake, Osceola and Monterrey have added capacity and capabilities Opole, Poland manufacturing plant on track for 2nd half 2014 production Eicher/Polaris JV on track for 2015 product launch in India Margin expansion remains a top priority LEAN initiatives ongoing ORV share gains expected to continue #1 market share position expanding Indian motorcycles poised for launch… Choice in American motorcycles is here! 23 Q2-2013

Polaris Thank you Questions?